UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.
On December 14, 2022, HF Sinclair Corporation (the “Company”) agreed to repurchase an aggregate of 1,000,000 shares of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”), from a registered broker (the “Broker”), for an aggregate purchase price of $48,600,000 (the “Repurchase”). The purchase price will be funded with cash on hand. The shares to be repurchased will be held as treasury stock by the Company.

The Repurchase by the Company is being made in connection with the sale by REH Company (formerly known as The Sinclair Companies) (the “Selling Stockholder”) of approximately 5,000,000 shares of Common Stock, inclusive of the 1,000,000 shares repurchased by the Company, in an unregistered block trade permitted under applicable securities laws (such sale, the “Sale”). In connection with the Sale, the Selling Stockholder agreed to customary “lock-up” restrictions that will expire 60 days following the date of the Sale, subject to waiver by the Broker and certain exceptions, including, but not limited to, privately negotiated sales or transfers of Common Stock from the Selling Stockholder to the Company.

The Repurchase is being made pursuant to separate authorization from the board of directors (the “Board”) of the Company and not as part of the Company’s previously disclosed $1 billion share repurchase program authorized by the Board on September 21, 2022, and accordingly, will not reduce the remaining authorization thereunder.

For more information on the Selling Stockholder’s relationship to the Company, please refer to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2022.

Cautionary Statement Regarding Forward-Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, financial, operational and legal risks and uncertainties detailed from time to time in the Company’s SEC filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:    /s/ Atanas H. Atanasov
Name:    Atanas H. Atanasov
Title:    Executive Vice President and Chief Financial Officer

Date: December 14, 2022